                                                                    EXHIBIT 99.7

CASE NAME:       KEVCO MANUFACTURING, LP                           ACCRUAL BASIS

CASE NUMBER:     401-40784-BJH-11

JUDGE:           BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: FEBRUARY 28, 2002
                                       -----------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ WILFORD S. SIMPSON                                 TREASURER
---------------------------------------        ----------------------------
Original Signature of Responsible Party                  Title

WILFORD W. SIMPSON                                   MARCH 21, 2002
---------------------------------------        ----------------------------
Printed Name of Responsible Party                         Date

PREPARER:

/s/ DENNIS S. FAULKNER                             DEBTOR'S ACCOUNTANT
---------------------------------------        ----------------------------
Original Signature of Preparer                           Title

DENNIS S. FAULKNER                                    MARCH 21, 2002
---------------------------------------        ----------------------------
Printed Name of Preparer                                   Date

CASE NAME:       KEVCO MANUFACTURING, LP                      ACCRUAL BASIS - 1

CASE NUMBER:     401-40784-BJH-11


COMPARATIVE BALANCE SHEET

                                                                        SCHEDULED         MONTH              MONTH
ASSETS                                                                   AMOUNT           JAN-02             FEB-02          MONTH
------                                                                ------------     ------------       ------------       -----
1.  Unrestricted Cash (FOOTNOTE)                                           41,683           151,415            120,993
2.  Restricted Cash
3.  Total Cash                                                             41,683           151,415            120,993
4.  Accounts Receivable (Net) (FOOTNOTE)                                7,974,696                 0                  0
5.  Inventory (Footnote)                                               14,793,828                 0                  0
6.  Notes Receivable
7.  Prepaid Expenses                                                      196,584                 0                  0
8.  Other (Attach List)                                                         0                 0                  0
9.  Total Current Assets                                               23,006,791           151,415            120,993
10. Property, Plant & Equip. (FOOTNOTE)                                32,082,187         1,771,093          1,771,093
11. Less: Accumulated Depreciation                                     (7,696,543)         (250,320)          (250,320)
12. Net Property, Plant & Equipment                                    24,385,644         1,520,773          1,520,773
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)                    8,369,096                 0                  0
15. Other (Attach List)                                                13,541,943        45,411,431         45,411,431
16. Total Assets                                                       69,303,474        47,083,619         47,053,197

POST PETITION LIABILITIES

17. Accounts Payable                                                                         34,503                  0
18. Taxes Payable (FOOTNOTE)                                                                  1,111              1,111
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                                     131,388            131,388
23. Total Post Petition Liabilities                                                         167,002            132,499

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                            75,885,064        13,509,318         13,590,741
25. Priority Debt (FOOTNOTE)                                            1,383,756
26. Unsecured Debt                                                      5,139,545         2,733,206          2,733,206
27. Other (Attach List)                                               197,008,999       197,917,106        197,921,042
28. Total Pre Petition Liabilities                                    279,417,364       214,159,630        214,244,989
29. Total Liabilities                                                 279,417,364       214,326,632        214,377,488

EQUITY

30. Pre Petition Owners' Equity                                                        (210,107,292)      (210,107,292)
31. Post Petition Cumulative Profit Or (Loss)                                           (19,105,757)       (19,105,612)
32. Direct Charges To Equity (Attach Explanation FOOTNOTE)                               61,970,036         61,888,613
33. Total Equity                                                                       (167,243,013)      (167,324,291)
34. Total Liabilities and Equity                                                         47,083,619         47,053,197

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO MANUFACTURING, LP                        SUPPLEMENT TO

CASE NUMBER:     401-40784-BJH-11                             ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                   SCHEDULED           MONTH             MONTH
ASSETS                                               AMOUNT           JAN-02             FEB-02          MONTH
------                                            -----------       -----------       -----------       -----
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                                0                 0                 0

A. Goodwill: Consolidated
   Forest Products (FOOTNOTE)                       8,369,096                 0                 0
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                             8,369,096                 0                 0

A. Intercompany Receivables (FOOTNOTE)             13,541,943        45,411,431        45,411,431
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                      13,541,943        45,411,431        45,411,431

POST PETITION LIABILITIES

A. Accrued Liabilities                                                  131,388           131,388
B.
C.
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                  131,388           131,388

PRE PETITION LIABILITIES

A. Interco. Payables (FOOTNOTE)                    68,508,999        69,417,106        69,421,042
B. 10 3/8% Senior Sub. Notes                      105,000,000       105,000,000       105,000,000
C. Sr. Sub. Exchangeable Notes                     23,500,000        23,500,000        23,500,000
D.
E.
TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                            197,008,999       197,917,106       197,921,042

CASE NAME:       KEVCO MANUFACTURING, LP                      ACCRUAL BASIS - 2

CASE NUMBER:     401-40784-BJH-11


INCOME STATEMENT

                                                         MONTH            MONTH                     QUARTER
REVENUES                                                JAN-02           FEB-02         MONTH        TOTAL
--------                                              ----------       ----------       -----      --------
1.  Gross Revenues                                             0                0                         0
2.  Less: Returns & Discounts                                                                             0
3.  Net Revenue                                                0                0                         0

COST OF GOODS SOLD

4.  Material                                                                                              0
5.  Direct Labor                                                                                          0
6.  Direct Overhead                                                                                       0
7.  Total Cost of Goods Sold                                   0                0                         0
8.  Gross Profit                                               0                0                         0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                        0
10. Selling & Marketing                                                                                   0
11. General & Administrative                                 609                9                       618
12. Rent & Lease                                                                                          0
13. Other (Attach List)                                                                                   0
14. Total Operating Expenses                                 609                9                       618
15. Income Before Non-Operating
    Income & Expense                                        (609)              (9)                     (618)

OTHER INCOME & EXPENSES

16. Non-Operating (Income) (Att List)                       (191)            (154)                     (345)
17. Non-Operating Expense (Att List)                     420,269                0                   420,269
18. Interest Expense                                                                                      0
19. Depreciation / Depletion                                                                              0
20. Amortization                                                                                          0
21. Other (Attach List)                                                                                   0
22. Net Other Income & (Expenses)                       (420,078)             154                  (419,924)

REORGANIZATION EXPENSES

24. U.S. Trustee Fees                                                                                     0
25. Other (Attach List)                                                                                   0
26. Total Reorganization Expenses                              0                0                         0
27. Income Tax                                                                                            0
28. Net Profit (Loss)                                   (420,687)             145                  (420,542)

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO MANUFACTURING, LP                        SUPPLEMENT TO

CASE NUMBER:     401-40784-BJH-11                             ACCRUAL BASIS - 2


INCOME STATEMENT

                                                        MONTH          MONTH                  QUARTER
OPERATING EXPENSES                                     JAN-02         FEB-02       MONTH       TOTAL
------------------                                    --------       --------      -----      --------
A.                                                                                                   0
B.                                                                                                   0
C.                                                                                                   0
D.                                                                                                   0
E.                                                                                                   0
TOTAL OTHER OPERATING
EXPENSES - LINE 13                                           0              0                        0

OTHER INCOME & EXPENSES

A. Interest Income                                         191            154                      345
B. Balance Sheet Adjustments                                                                         0
                                                                                                     0
TOTAL NON-OPERATING
INCOME - LINE 16                                           191            154          0           345

A. Loss on sale of assets (FOOTNOTE)                   420,269                                 420,269
B.                                                                                                   0
C.                                                                                                   0
D.
TOTAL NON-OPERATING
EXPENSE - LINE 17                                      420,269              0          0       420,269

REORGANIZATION EXPENSES

A.                                                                                                   0
B.                                                                                                   0
C.                                                                                                   0
D.                                                                                                   0
E.                                                                                                   0
TOTAL OTHER REORGANIZATION
EXPENSES - LINE 25                                           0              0          0             0

CASE NAME:       KEVCO MANUFACTURING, LP                      ACCRUAL BASIS - 3

CASE NUMBER:     401-40784-BJH-11

CASH RECEIPTS AND                                      MONTH           MONTH                            QUARTER
DISBURSEMENTS                                         JAN-02           FEB-02           MONTH            TOTAL
-----------------                                     ------           ------           -----           -------
1.  Cash - Beginning Of Month                                  SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO MANUFACTURING LP         SUPPLEMENT TO ACCRUAL BASIS - 3
                                                FEBRUARY, 2002
CASE NUMBER:     401-40784-BJH-11               CASH RECEIPTS AND DISBURSEMENTS




                                                DIST LP        MFG         MGMT          HOLDING    COMP    KEVCO INC     TOTAL
                                                -------      -------     ---------       -------    ----    ---------    ---------
 1.  CASH-BEGINNING OF MONTH                         --      151,415     3,006,125            --      --        1,000    3,158,540

    RECEIPTS FROM OPERATIONS
 2.  CASH SALES                                      --           --                                                            --
    COLLECTION OF ACCOUNTS RECEIVABLE
 3.  PRE PETITION                                    --           --                                                            --
 4.  POST PETITION                                                --                                                            --

 5.  TOTAL OPERATING RECEIPTS                        --           --            --            --      --           --           --

    NON OPERATING RECEIPTS
 6.  LOANS & ADVANCES                                             --                                                            --
 7.  SALE OF ASSETS                                               --                                                            --
 8.  OTHER                                           --       10,441        55,971            --      --           --       66,412
      INTERCOMPANY TRANSFERS                      2,315        4,304        (6,619)           --                                --
              SALE EXPENSE REIMBURSEMENT
              INCOME TAX REFUND
              RENT
              PAYROLL TAX ADVANCE RETURNED                                  50,183
              MISC                                                           1,820                    --
              INTEREST INCOME                                                3,968

 9. TOTAL NON OPERATING RECEIPTS                  2,315       14,745        49,352            --      --           --       66,412

10. TOTAL RECEIPTS                                2,315       14,745        49,352            --      --           --       66,412

11. CASH AVAILABLE                                2,315      166,160     3,055,477            --      --        1,000    3,224,952

    OPERATING DISBURSEMENTS
12. NET PAYROLL                                                             33,962                                          33,962
13. PAYROLL TAXES PAID                                            --         6,934                                           6,934
14. SALES, USE & OTHER TAXES PAID                                 --                                                            --
15. SECURED/RENTAL/LEASES                                         --         6,834                                           6,834
16. UTILITIES                                                     --           170                                             170
17. INSURANCE                                                     --        11,271                                          11,271
18. INVENTORY PURCHASES                                           --                                                            --
19. VEHICLE EXPENSE                                               --                                                            --
20. TRAVEL                                                        --                                                            --
21. ENTERTAINMENT                                                 --                                                            --
22. REPAIRS & MAINTENANCE                                         --                                                            --
23. SUPPLIES                                                      --                                                            --
24. ADVERTISING                                                                                                                 --
25. OTHER                                         2,315       45,167         6,957            --      --           --       54,439
            LOAN PAYMENTS                                         --            --                                              --
               FREIGHT                                            --                                                            --
               CONTRACT LABOR                                     --           563                                             563
               401 K PAYMENTS                                     --                                                            --
               PAYROLL TAX ADVANCE ADP                                                                                          --
               WAGE GARNISHMENTS                                                                                                --
               MISC                               2,315       45,167         6,394                                          53,876

26. TOTAL OPERATING DISBURSEMENTS                 2,315       45,167        66,128            --      --           --      113,610

   REORGANIZATION DISBURSEMENTS
27. PROFESSIONAL FEES                                             --        30,567                                          30,567
28. US TRUSTEE FEES                                               --                                                            --
29. OTHER                                                                                                                       --
30. TOTAL REORGANIZATION EXPENSE                     --           --        30,567            --      --           --       30,567

31. TOTAL DISBURSEMENTS                           2,315       45,167        96,695            --      --           --      144,177

32. NET CASH FLOW                                    --      (30,422)      (47,343)           --      --           --      (77,765)

33. CASH- END OF MONTH                               --      120,993     2,958,782            --      --        1,000    3,080,775

CASE NAME:       KEVCO MANUFACTURING, LP                      ACCRUAL BASIS - 4

CASE NUMBER:     401-40784-BJH-11


                                                    SCHEDULED        MONTH           MONTH
ACCOUNTS RECEIVABLE AGING                            AMOUNT          JAN-02          FEB-02               MONTH
-------------------------                           ---------        ------          ------               -----
1. 0 - 30                                                              0               0
2. 31 - 60
3. 61 - 90
4. 91 +
5. Total Accounts Receivable                        7,974,696          0               0
6. (Amount Considered Uncollectible)
7. Accounts Receivable (Net)                        7,974,696          0               0

AGING OF POST PETITION                                      MONTH:  February-02
TAXES AND PAYABLES                                                -------------

                              0 - 30       31 - 60       61 - 90        91 +
TAXES PAYABLE                  DAYS         DAYS          DAYS          DAYS        TOTAL
-------------                 ------       -------       -------        -----       -----
1. Federal                                                                             --
2. State                          --                                                   --
3. Local                                                                               --
4. Other (See Below)           1,111                                                1,111
5. Total Taxes Payable         1,111             0             0            0       1,111
6. Accounts Payable                0                                                    0


STATUS OF POST PETITION TAXES                               MONTH:  February-02
                                                                  -------------

                                BEGINNING TAX     AMOUNT WITHHELD                       ENDING TAX
FEDERAL                          LIABILITY*       AND/OR ACCRUED      (AMOUNT PAID)     LIABILITY
-------                         -------------     ---------------     -------------     ---------
1.  Withholding **                                                                           0
2.  FICA - Employee **                                                                       0
3.  FICA - Employer **                                                                       0
4.  Unemployment                                                                             0
5.  Income                                                                                   0
6.  Other (Attach List)                                                                      0
7.  Total Federal Taxes                 0                 0                  0               0

STATE AND LOCAL

8.  Withholding                                                              0               0
9.  Sales (FOOTNOTE)                                                         0               0
10. Excise                                                                                   0
11. Unemployment                                                             0               0
12. Real Property  (FOOTNOTE)       1,111                                                1,111
13. Personal Property                                                        0               0
14. Other (Attach List)                                                                      0
15. Total State And Local           1,111                 0                  0           1,111
16. Total Taxes                     1,111                 0                  0           1,111

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO MANUFACTURING, LP                      ACCRUAL BASIS - 5

CASE NUMBER:     401-40784-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations,

                                                     MONTH:   February-02
                                                           --------------------


BANK RECONCILIATIONS                              Account # 1        Account # 2
--------------------                              ------------       -----------
A.  BANK:                                         Summit Bank        Summit Bank       Other Accounts        TOTAL
B.  ACCOUNT NUMBER:                                1-0138099          1-0137836        (Attach List)
C.  PURPOSE (TYPE):                               Depository         Depository
1.  Balance Per Bank Statement                         4,964            116,029                   --         120,993
2.  Add: Total Deposits Not Credited
3.  Subtract: Outstanding Checks                                                                                  --
4.  Other Reconciling Items                                                                                       --
5.  Month End Balance Per Books                        4,964            116,029                   --         120,993
6.  Number of Last Check Written                     N/A               N/A

INVESTMENT ACCOUNTS

                                           DATE               TYPE OF
BANK, ACCOUNT NAME & NUMBER             OF PURCHASE          INSTRUMENT          PURCHASE PRICE          CURRENT VALUE
---------------------------             -----------          ----------          --------------          -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                                   0                          0

CASH

12. Currency On Hand                                                                                               0
    Reclass to Accounts Payable
13. Total Cash - End of Month                                                                                120,993

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO MANUFACTURING, LP                      ACCRUAL BASIS - 6

CASE NUMBER:     401-40784-BJH-11
                                                            MONTH:  February-02
                                                                  -------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                       TYPE OF                    AMOUNT        TOTAL PAID
              NAME                     PAYMENT                     PAID           TO DATE
              ----                     -------                    ------        ---------
1. Lee Denham                   Payroll/severance                                134,620
2. Lee Denham                   Expense Reimb.                                       254
3. Jim Connors                  Consulting fees and expenses                     114,975
4. Jim Connors                  Division Sale Bonuses                            112,500
5. (Attach List)
6. Total Payments To Insiders                                       0            362,349

                                  PROFESSIONALS


                             DATE OF
                           COURT ORDER                                               TOTAL
                           AUTHORIZING      AMOUNT      AMOUNT     TOTAL PAID      INCURRED
         NAME                PAYMENT       APPROVED      PAID       TO DATE       & UNPAID*
         ----              -----------     --------     ------     ----------     ---------
1. Gordion Group            03/20/01       301,398         0         301,398           0
2.
3.
4.
5. (Attach List)
6. Total Payments To
   Professionals                           301,398         0         301,398           0

        * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                SCHEDULED       AMOUNTS         TOTAL
                                 MONTHLY         PAID           UNPAID
                                 PAYMENTS       DURING           POST
   NAME OF CREDITOR                DUE           MONTH         PETITION
   ----------------             ---------       -------       ----------
1. Bank of America                 N/A                        13,590,741
2. Status of Leases Payable                                         None
3.
4.
5. (Attach List)
6. TOTAL                             0             0          13,590,741

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO MANUFACTURING, LP                      ACCRUAL BASIS - 7

CASE NUMBER:     401-40784-BJH-11
                                                            MONTH:  February-02
                                                                  -------------
QUESTIONNAIRE

                                                                                                                YES           NO
                                                                                                                ---           --
1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?                      X

2.  Have any funds been disbursed from any account other than a debtor in possession account?                                  X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                      X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                             X

5.  Have any Post Petition Loans been received by the debtor from any party?                                                   X

6.  Are any Post Petition Payroll Taxes past due?                                                                              X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                              X

8.  Are any Post Petition Real Estate Taxes past due?                                                                          X

9.  Are any other Post Petition Taxes past due?                                                                                X

10. Are any amounts owed to Post Petition creditors delinquent?                                                                X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                         X

12. Are any wage payments past due?                                                                                            X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

See Footnote

INSURANCE

                                                                                                                YES           NO
                                                                                                                ---           --
1. Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?               X

2. Are all premium payments paid current?                                                                        X

3. Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

  TYPE OF POLICY           CARRIER            PERIOD COVERED       PAYMENT AMOUNT & FREQUENCY
  --------------           -------            --------------       --------------------------
Property                Lexington, Allianz    5/29/00-9/1/02          Semi-Annual $26,485
Auto                    Liberty Mutual        9/1/00-9/1/02           Semi-Annual   3,333
General Liability       Liberty Mutual        9/1/00-9/1/02           Semi-Annual  64,657

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANUFACTURING, LP                FOOTNOTES SUPPLEMENT

CASE NUMBER:    401-40784-BJH-11                       ACCRUAL BASIS

                                                       MONTH:  FEBRUARY 28, 2002
                                                             -------------------


DUAL
BASIS
FORM           LINE
NUMBER         NUMBER        FOOTNOTE / EXPLANATION
------         ------        ----------------------

  1                1         Pursuant to the February 12, 2001 Order (1)
  3                1         Authorizing Continued Use of Existing Forms and
                             Records; (2) Authorizing Maintenance of Existing
                             Corporate Bank Accounts and Cash Management
                             System; and (3) Extending Time to Comply with 11
                             U.S.C. Section 345 Investment Guidelines, funds in
                             the Bank of America and Key Bank deposit accounts
                             are swept daily into Kevco's lead account number
                             1295026976. The Bank of America lead account is
                             administered by, and held in the name of, Kevco
                             Management Co. (co-debtor, Case No.
                             401-40788-BJH-11). Accordingly, all cash receipts
                             and disbursements flow through Kevco Management's
                             Bank of America DIP account. A schedule allocating
                             receipts and disbursements among Kevco, Inc. and
                             its subsidiaries is included in this report as a
                             Supplement to Accrual Basis -3.

  1              4,5         Pursuant to Asset Purchase Agreements approved by
  1            10,14A        the Court (see prior Monthly Operating Reports for
                             details), Debtor has sold most of its assets.

  1               15A        Intercompany receivables/payables are from/to
  1               27A        co-debtors Kevco Management Co. (Case No.
  7                3         401-40788-BJH-11), Kevco Distribution, LP (Case
                             No. 401-40789-BJH-11), Kevco Holding, Inc. (Case
                             No. 401-40785-BJH-11), DCM Delaware, Inc. (Case
                             No. 401-40787-BJH-11), Kevco GP, Inc. (Case No.
                             401-40786-BJH-11), Kevco Components, Inc. (Case
                             No. 401-40790-BJH-11), and Kevco, Inc. (Case No.
                             401-40783-BJH-11).

  1               18         Property tax owing is an accrual only and not yet
  4            9, 13         due.

  1               24         The direct charges to equity are due to secured
  1               32         debt reductions pursuant to asset sales by Debtor
                             and its co-debtors as well as direct cash
                             payments. The secured debt owed to Bank of America
                             by Kevco, Inc. (Case No. 401-40783-BJH-11) has
                             been guaranteed by all of its co-debtors (see
                             Footnote 1,15A); therefore, the secured debt is
                             reflected as a liability on all of the Kevco
                             entities. The charge to equity is simply an
                             adjustment to the balance sheet.

  1               25         Pursuant to Order dated February 12, 2001 and
                             Supplemental Order dated March 14, 2001, debtors
                             were authorized to pay pre-petition taxes,
                             salaries and wages up to a maximum of $4,300 per
                             employee. Debtors were also (a) allowed to pay
                             accrued vacation to terminated employees and (b)
                             permitted to continue allowing employees to use
                             vacation time as scheduled.

  2               17A        During January 2002, property located in Waco,
                             Texas was sold. Proceeds of the sale were applied
                             to Debtor's long-term debt with its secured
                             lender, Bank of America.
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